Long Term Debt	12 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
Long Term Debt
12.          Long Term Debt
On June 18, 2020, the Group issued $300.0 million and on July 2, 2020 the Group issued a further $30.0 million of its 4.875% Senior Notes due June 30, 2030 (collectively, the “Senior Notes”), with interest payable on June 30 and December 30 of each year, commencing on December 30, 2020. The Senior Notes are redeemable at the applicable redemption price, subject to the terms described in the indenture for the Senior Notes. However, the Senior Notes may not be redeemed prior to their maturity if enhanced capital requirements, as established by the BMA, would be breached immediately before or after giving effect to the redemption of such notes, unless, in each case, the Group replaces the capital represented by the Senior Notes to be redeemed with capital having equal or better capital treatment as the notes under applicable BMA rules. The Senior Notes contain covenants, including limitations on liens on the stock of certain designated subsidiaries, limitations on consolidations, mergers, amalgamations and sales of substantially all assets and certain reporting obligations.
On October 16, 2020, the Group issued $105.0 million, and on October 20, 2020, the Group issued a further $20.0 million of its 6.625% Fixed-Rate Reset Junior Subordinated Notes due April 1, 2041 (collectively, the “Junior Notes”) with interest payable on April 1 and October 1 of each year, commencing on April 1, 2021. The interest rate is reset on April 1, 2026 at the US five-year treasury rate on the reset interest determination date plus 6.323%, and every five years thereafter. The Junior Notes are redeemable at par value for six months after each interest rate reset date. The Junior Notes contain covenants, including limitations on liens on the stock of certain designated subsidiaries, limitations on consolidations, mergers, amalgamations and sales of substantially all assets and certain reporting obligations.
The following table sets forth the principal amount of the debt issued as well as the unamortized discount and debt issuance costs at December 31, 2023 and 2022:

	December 31, 2023		December 31, 2022
	Principal	Unamortized discount and debt issuance costs	Principal	Unamortized discount and debt issuance costs
4.875% Senior notes due 2030	$330.0	$(5.0)	$330.0	$(5.6)
6.625% Fixed Rate Reset Junior Subordinated notes due 2041	125.0	(1.8)	125.0	(1.9)
Total	$455.0	$(6.8)	$455.0	$(7.5)
Preference Securities
In 2015, the Group issued 30,400 shares of cumulative 9% preference securities with a redemption price equal to $10,000 per share, plus all declared and unpaid dividends (the “Preference Securities”). The Preference Securities are subject to mandatory redemption on June 15, 2050. Holders of Preference Securities are entitled to receive dividend payments only when, and if, declared by the Group’s Board of Directors. To the extent declared, these dividends will accumulate, with respect to each dividend period, in the amount per share equal to 9% of the $10,000 liquidation preference per annum. Currently the holders of all Preference Securities do not have any voting rights.
During the year, the Group paid quarterly preference dividends totaling $5.2 million (2022: $5.3 million, 2021: $5.3 million) to holders of the Group’s Preference Securities. The preference dividends are recorded as a component of financing costs on the Consolidated Statement of Income. At December 31, 2023, dividends payable of $0.2 million (December 31, 2022: $0.2 million) are included in other liabilities. No other outstanding amounts are payable to holders of the Preference Securities.

	December 31, 2023	December 31, 2022
Preference securities, par value $0.01 per share
Authorized	1,000,000	1,000,000
Issued and outstanding:
9% cumulative preference shares	5,835	5,835